UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 6, 2008

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           Maryland               Commission File Number:          95-2635431
           --------                      1-8383                    ----------
(State or other jurisdiction of                                 (I.R.S. Employer
        incorporation)                                           Identification)

                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On February 6, 2008, the Company issued a press release announcing its earnings results for the fourth quarter and full year ended December 31, 2007. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.



--------------------------------------------------------------------------------
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MISSION WEST PROPERTIES, INC.

Date: February 7, 2008               By: /s/ Wayne N. Pham
                                        ---------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1

                                                                   PRESS RELEASE

For Immediate News Release
February 6, 2008


  MISSION WEST PROPERTIES ANNOUNCES FOURTH QUARTER AND FULL YEAR 2007 OPERATING
                  RESULTS AND 25.0% INCREASE IN COMMON DIVIDEND

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended December 31, 2007 was approximately $13,992,000 or $0.13 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $18,538,000 or $0.18 per diluted common share for the same period in 2006. On a sequential quarter basis, FFO for the quarter ended September 30, 2007 was approximately $0.58 per diluted common share, which included approximately $0.44 from termination fee income. For the twelve months ended December 31, 2007, FFO increased to approximately $114,867,000 or $1.09 per diluted common share from FFO of $86,585,000 or $0.83 per diluted common share for the same period in 2006. Net termination fee income relating to lease terminations accounted for approximately $51,721,000 or $0.49 per diluted common share and $14,784,000 or $0.14 per diluted common share for the twelve months ended December 31, 2007 and 2006, respectively.

Net income per diluted share to common stockholders was $0.08 for the quarter ended December 31, 2007 compared to $0.27 for the quarter ended December 31, 2006, a per share decrease of approximately 70.4%. Gain on sale of real estate accounted for approximately $0.15 per diluted common share for the three months ended December 31, 2006. For the twelve months ended December 31, 2007, net income per diluted share to common stockholders was $0.95, up from $0.76 a year ago, a per share increase of approximately 25%. Net termination fee income relating to lease terminations accounted for approximately $0.52 and $0.15 per diluted common share for the twelve months ended December 31, 2007 and 2006, respectively.

The Company announced today that its Board of Directors declared its regular quarterly dividend on the Company's Common Stock for the first quarter of 2008. The declared dividend represents a 25.0%, or $0.04 per share, increase over the Company's prior quarterly dividend of $0.16 per share. The Common Stock dividend is $0.20 per share and is payable on April 3, 2008 to all Common Stockholders of Record as of March 31, 2008. The dividend is equivalent to an annual rate of $0.80 per share, which represents an 8.4 percent annualized yield based on the latest closing price of $9.53 per share. The Company intends to make regular quarterly distributions to holders of its Common Stock based upon its cash avaliable for distribution.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
                                                   Dec 31, 2007        Dec 31, 2006      Dec 31, 2007      Dec 31, 2006
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $18,986              $23,175           $80,337          $91,457
Above market lease intangible asset amortization          -                 (472) (1)       (4,091) (1)      (1,888) (1)
Tenant reimbursements                                 3,447                3,678            13,355           13,061
Lease termination income                                  -                    -            57,515           16,068
Other income, including interest                      1,644                1,673             7,553            4,498
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     24,077               28,054           154,669          123,196
                                                 -----------------    ---------------   ---------------   ---------------

EXPENSES:
Operating expenses                                    2,631                2,273             9,791            8,282
Real estate taxes                                     2,433                2,673            10,580           10,222
Interest                                              4,956                5,129            20,131           20,709
Interest (related parties)                              178                  186               724              755
General and administrative                              667                  445             3,035            2,248
Depreciation and amortization of real estate          5,503 (2)            5,586 (2)        22,588 (2)       21,579 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,368               16,292            66,849           63,795
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests               7,709               11,762            87,820           59,401
Equity in earnings of unconsolidated joint venture      350                  447             1,408            1,985
Minority interests                                   (6,491)              (9,930)          (71,471)         (49,928)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  1,568                2,279            17,757           11,458
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
Gain from disposal of discontinued operations             -                2,935             1,126            2,935
(Loss)/income attributable to discontinued operations     -                   36                 5              237
                                                 -----------------    ---------------   ---------------   ---------------
   Income from discontinued operations                    -                2,971             1,131            3,172
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                    $1,568              $ 5,250           $18,888          $14,630
                                                 =================    ===============   ===============   ===============
Net income to minority interests                     $6,491              $25,301           $76,960          $66,358
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.08                $0.12             $0.90            $0.60
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.08                $0.12             $0.89            $0.59
                                                 =================    ===============   ===============   ===============
Income per share from discontinued operations:
   Basic                                                  -                $0.15             $0.06            $0.17
                                                 =================    ===============   ===============   ===============
   Diluted                                                -                $0.15             $0.06            $0.17
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                              $0.08                $0.27             $0.96            $0.77
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.08                $0.27             $0.95            $0.76
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     19,645,304          19,417,823        19,627,234        19,066,581
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   19,710,909          19,630,674        19,854,411        19,298,664
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             85,552,718          85,215,982        85,162,240        85,510,491
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $13,992              $18,538          $114,867          $86,585
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                 $  0.13              $  0.18          $   1.09          $  0.83
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            19,664,087          19,443,587        19,664,087        19,443,587
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              85,533,935          85,206,199        85,533,935        85,206,199
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           105,263,627         104,846,655       105,016,651       104,809,155
                                                 =================    ===============   ===============   ===============

                                     - 4 -


                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
FUNDS FROM OPERATIONS CALCULATION                  Dec 31, 2007        Dec 31, 2006      Dec 31, 2007      Dec 31, 2006
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 1,568             $ 5,250          $ 18,888           $14,630
Add:
   Minority interests (4)                             6,360              25,184            76,458            65,859
   Depreciation and amortization of real estate
      from continuing operations                      5,875               5,961            25,043            23,092
   Depreciation and amortization of real estate
      from discontinued operations                        -                  56               250               695
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              189                 189               757               849
Less:
   Gain on sale of real estate                            -             (18,102)           (6,529)          (18,540)
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $13,992             $18,538          $114,867           $86,585
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months      Twelve Months    Twelve Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           Dec 31, 2007        Dec 31, 2006      Dec 31, 2007      Dec 31, 2006
                                                 ---------------   ---------------    -----------------   ---------------
Total properties, end of period                          109                  107              109              107
Total square feet, end of period                   7,861,692            7,701,359        7,861,692        7,701,359
Average monthly rental revenue per square foot (5)     $1.28                $1.54            $1.42            $1.57
Occupancy for leased properties                        61.7%                69.5%            61.7%             69.5%
Straight-line rent                                      $310               $  318          ($3,656)          ($ 729)
Leasing commissions                                     $352               $  342          $ 3,000           $1,157
Capital expenditures                                    $257               $2,928          $ 4,878           $4,278


BALANCE SHEET                                  December 31, 2007     December 31, 2006
                                              --------------------  --------------------
Assets:
   Land                                            $ 312,152             $ 272,223
   Buildings and improvements                        764,665               756,596
   Real estate related intangible assets               2,119                19,529
                                              --------------------  --------------------
      Total investments in properties              1,078,936             1,048,348
Less accumulated depreciation and amortization      (156,819)             (149,459)
                                              --------------------  --------------------
      Net investments in properties                  922,117               898,889
   Cash and cash equivalents                          23,691                33,785
   Restricted cash                                    65,509                48,245
   Deferred rent receivable                           14,833                18,489
   Investment in unconsolidated joint venture          2,735                 3,468
   Other assets, net                                  25,000                24,611
                                              --------------------  --------------------
      Total assets                                $1,053,885            $1,027,487
                                              ====================  ====================

Liabilities:
   Mortgage notes payable                          $ 337,520             $ 348,101
   Mortgage notes payable - related parties            9,224                 9,654
   Interest payable                                    1,331                 1,375
   Security deposits                                   4,754                 6,977
   Deferred rental income                              3,302                 6,874
   Dividend/distribution payable                      16,832                16,745
   Accounts payable and accrued expenses              15,618                 7,601
                                              --------------------  --------------------
      Total liabilities                              388,581               397,327
                                              --------------------  --------------------

Minority interests                                   526,626               501,282
                                              --------------------  --------------------

Stockholders' equity:
   Common stock, $.001 par value                          20                    19
   Paid-in capital                                   153,024               149,541
   Distributions in excess of accumulated earnings   (14,366)              (20,682)
                                              --------------------  --------------------
      Total stockholders' equity                     138,678               128,878
                                              --------------------  --------------------
      Total liabilities and stockholders' equity  $1,053,885            $1,027,487
                                              ====================  ====================

(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $267 and $425 in amortization expense for the three months ended December 31, 2007 and 2006, respectively, and $2,153 and $1,613 in amortization expense for the twelve months ended December 31, 2007 and 2006, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

                                     - 6 -